Exhibit 10.6
Execution Version

Limited Indemnity Agreement
This Indemnity Agreement, dated as of June 20, 2024 (this “Indemnity”), is made by ACV Auctions Inc., a corporation organized under the laws of Delaware (“Indemnitor”), in favor of Citibank, N.A., as administrative agent for the Secured Parties (in such capacities, “Administrative Agent”).
Witnesseth
Whereas, ACV Capital Funding II LLC, a Delaware limited liability company (“Borrower”), has entered into that certain Revolving Credit and Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement) with the Administrative Agent and each of the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), pursuant to which the Lenders have agreed to extend a revolving credit facility to the Borrower, subject to the terms and conditions set forth in the Credit Agreement;
Whereas, Indemnitor indirectly or directly owns 100% of the Equity Interests of the Borrower and hereby acknowledges that it will benefit from the transactions contemplated by the Credit Agreement; and
Whereas, the Lenders are unwilling to make the Loans unless Indemnitor unconditionally guarantees to the Administrative Agent, for itself and for the benefit of the Lenders, the payment and performance of the Guaranteed Obligations (as defined herein).
Now, Therefore, in consideration of the promises contained herein, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, and to induce the Lenders to enter into the Credit Agreement and to make the Loans to the Borrower thereunder, the Indemnitor hereby agrees as follows:
Section 1.    Indemnity.
    (a)    The Indemnitor hereby unconditionally and irrevocably (i) guarantees to the Administrative Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Guaranteed Obligations and (ii) agrees to pay all documented out-of-pocket costs and expenses incurred by the Administrative Agent (including all reasonable and documented out-of-pocket fees and disbursements of counsel and other professionals) in connection with (A) enforcing or defending its rights under or in respect of this Indemnity or (B) collecting the Guaranteed Obligations or otherwise administering this Indemnity (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code,
ACV Capital - Indemnity Agreement 4887-3838-8395 v5.docx
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11 U.S.C., §§ 362(a)). Indemnitor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.
    (b)    Subject to Section 6, the Indemnitor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against the Indemnitor by virtue hereof, that, upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C., §§ 362(a)), the Indemnitor will within three (3) Business Days upon demand pay, or cause to be paid, in cash, to the Administrative Agent for the ratable benefit of the Lenders, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, any accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Borrower becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy case). The Indemnitor hereby agrees that all payments hereunder will be paid to the Administrative Agent without setoff, deduction or counterclaim at the office of the Administrative Agent located at the address specified in Section 12 in U.S. dollars and in immediately available funds.
Section 2.    Definition of Guaranteed Obligations.
As used herein, the term “Guaranteed Obligations” means:
    (a)    any loss, damage, settlement, judgment, cost, expense, liability, claim or other obligation incurred by the Administrative Agent or any Lender (including, without limitation, reasonable and documented out-of-pocket attorneys’ fees and costs incurred) arising out of or in connection with the following:
    (i)    any willful or intentional misrepresentation, or gross negligence by the Borrower, ACV Capital LLC or the Indemnitor (each individually and collectively referred to herein as a “Credit Party”) in connection with the Loans or any Facility Document;
    (ii)    any acts of fraud, intentional misappropriation of funds or theft by any Credit Party;
    (iii)    any Change of Control not expressly approved in writing by the Administrative Agent, in its sole discretion;
    (iv)    any unauthorized and intentional sale, transfer, assignment or encumbrance of the Collateral by the Borrower, the Servicer or Indemnitor in violation of the Facility Documents;

    (v)    any failure of the Borrower directed, permitted (to the extent the Indemnitor has the contractual or organizational power to prevent) or caused by the Indemnitor to own the Receivables pledged as Collateral free and clear of all liens, security interests or encumbrances (other than Permitted Liens);
    (vi)    the intentional interference by the Borrower, the Servicer or Indemnitor with the Administrative Agent’s or any of its representatives’ or assigns’ access to or ability to access any location of the Borrower and/or any Collateral, provided in each case such access is being sought in accordance with Applicable Law and the express rights of the Administrative Agent under the Facility Documents;
    (vii)    the failure of the Borrower to comply with the provisions of Section 5.03 of the Credit Agreement;
    (viii)    in any judicial proceeding, any Credit Party makes application to a court to declare that (A) all or any portion of the lien of the Administrative Agent or the obligations of the Borrower to pay principal and interest as specified in the Facility Documents be rescinded, set aside, or determined to be void or unenforceable or (B) any of the terms of any of the Facility Documents be modified without the Administrative Agent’s consent or the consent of each Person whose consent is required by the terms of such Facility Document;
    (ix)    the voluntary dissolution or liquidation of the Borrower by or consented to by any Credit Party;
    (x)    the assertion by any Credit Party of any claim, defense, or offset against the Administrative Agent or any Lender that such Person has waived or agreed not to assert; provided that the foregoing shall not include mandatory counter-claims asserted by any Credit Party;
    (xi)    the Indemnitor directs, permits (to the extent the Indemnitor has the contractual or organizational power to prevent) or causes the incurrence of indebtedness by the Borrower other than pursuant to the Credit Agreement or as permitted under the Facility Documents;
    (xii)    the failure to vest, or delay in vesting, in the Administrative Agent (for the benefit of the Secured Parties) a perfected security interest in the Collateral free and clear of liens (other than pursuant to the Facility Documents or as permitted under the Facility Documents) to the extent that such failure is caused by or at the direction of the Indemnitor;
    (xiii)    Borrower (i) becoming taxable as a partnership, corporation or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes; or (ii) being subject to any taxes (other than franchise taxes) or incurring liability for failure to withhold taxes;

    (xiv)    the Indemnitor directs, permits (to the extent the Indemnitor has the contractual or organizational power to prevent) or causes any amendment of any constituent documents of Borrower in violation of the Facility Documents;
    (xv)    the voluntary dissolution or liquidation of Borrower by or consented to by any Credit Party;
    (xvi)    the Borrower files a voluntary petition under the Bankruptcy Code or any other Debtor Relief Law, or any Credit Party consents to any such filing, or any Credit Party commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of the Collateral;
    (xvii)    any Credit Party files, or joins in the filing of, an involuntary petition against the Borrower under the Bankruptcy Code or any Debtor Relief Law, which is not dismissed within sixty (60) days of the date of its filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against the Borrower from any Person; and
    (xviii)    any Credit Party files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against the Borrower, by any other Person under the Bankruptcy Code or any other Debtor Relief Law, which is not dismissed within sixty (60) days of the date of its filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against the Borrower from any Person.
Section 3.    Guaranty Absolute.
The Indemnitor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Facility Documents. The Indemnitor agrees that this Indemnity is a guaranty of payment and performance when due and not of collectability. This Indemnity is a primary obligation of the Indemnitor and not merely a contract of surety. The liability of the Indemnitor under this Indemnity shall be absolute, irrevocable and unconditional irrespective of:
    (a)    any lack of validity, regularity or enforceability of the Credit Agreement or any other Facility Document;
    (b)    any lack of validity, regularity or enforceability of this Indemnity;
    (c)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any other Facility Document;

    (d)    any exchange, release or non-perfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;
    (e)    any failure on the part of the Administrative Agent or any other Person to exercise, or any delay in exercising, any right under the Credit Agreement or any other Facility Document; or
    (f)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, the Indemnitor or any other guarantor with respect to the Guaranteed Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that the Borrower may assert to the repayment of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury, other than, in each case, any defense that the Guaranteed Obligations have been paid in full), this Indemnity and the obligations of the Indemnitor under this Indemnity.
The Indemnitor hereby agrees that if the Borrower or any other guarantor of all or a portion of the Guaranteed Obligations is the subject of a bankruptcy case under the Bankruptcy Code, it will not assert the pendency of such case or any order entered therein as a defense to the timely payment of the Guaranteed Obligations. The Indemnitor hereby waives notice of or proof of reliance by the Administrative Agent or any Lender upon this Indemnity, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or reduced (as to the Borrower only) in reliance upon this Indemnity. The Indemnitor hereby agrees that this Indemnity is a guaranty of payment and not collection.
Section 4.    Interests.
The Indemnitor hereby acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations shall be computed on the basis of a year of 360 days, and paid for the actual number of days elapsed in accordance with Section 2.03 of the Credit Agreement.
Section 5.    Taxes.
    (a)    The Indemnitor shall make all payments hereunder free and clear of and without deduction for any Taxes to the extent such Taxes would be payable by the Borrower to Lender or the Administrative Agent in accordance with the Credit Agreement. If the Indemnitor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to or for the benefit of the Administrative Agent or any Lender, (A) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings of Taxes (including deductions or withholdings of Taxes applicable to additional sums payable under Section 11.03 of the Credit Agreement) the Administrative Agent or such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (B) the Indemnitor shall make such deductions or withholdings and

(C) the Indemnitor shall pay the full amount so deducted or withheld to the relevant taxation authority or other Governmental Authority in accordance with applicable law.
    (b)    The Indemnitor agrees to indemnify each party for the full amount of Indemnified Taxes not deducted or withheld or paid by the Indemnitor in accordance with Subsection 5(a) or (b) hereof to the relevant taxation or other authority and any Indemnified Taxes imposed by any jurisdiction on the amounts payable by the Indemnitor under this Indemnity and paid by any party, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not any such Indemnified Taxes were correctly or legally asserted. Payment under this indemnification shall be made within fifteen (15) Business Days from the date the Administrative Agent makes written demand therefor. A certificate as to the amount of such Indemnified Taxes and evidence of payment thereof submitted to the Indemnitor by the Administrative Agent shall be prima facie evidence of the amount due from the Indemnitor to a party.
    (c)    The Indemnitor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing any payment of Indemnified Taxes made by the Indemnitor as soon as such receipt becomes available, together with a certificate of an officer of the Indemnitor, which certificate indicates the amount of Indemnified Taxes deducted or withheld by the Indemnitor in respect of payments made hereunder.
    (d)    Without prejudice to the survival of any other agreement or obligation of the Indemnitor hereunder, the obligations of the Indemnitor under this Section 5 shall survive the termination of this Indemnity and the payment of the Guaranteed Obligations.
Section 6.    Fraudulent Conveyance.
Notwithstanding any provision of this Indemnity to the contrary, it is intended that this Indemnity, and any Liens granted by Indemnitor to secure the obligations and liabilities arising pursuant to this Indemnity, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, the Indemnitor agrees that if this Indemnity, or any Liens securing the obligations and liabilities arising pursuant to this Indemnity, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Indemnity and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Indemnity or such Lien to constitute a Fraudulent Conveyance, and this Indemnity shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state of the United States, as in effect from time to time.
Section 7.    Waiver.
The Indemnitor hereby waives, for the benefit of the Administrative Agent and the Lenders, (a) any right to require any the Administrative Agent or any Lender, as a condition of payment or performance by the Indemnitor, to (i) proceed against the Borrower, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person or (iv) pursue any other remedy in the power of the Administrative Agent or any Lender whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other indemnitor, including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other indemnitor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Administrative Agent or any Lender’s errors or omissions in the administration of the Guaranteed Obligations, except errors and omissions resulting from the Administrative Agent or any Lender’s gross negligence or willful misconduct; (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of the Indemnitor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting the Indemnitor’s liability hereunder or the enforcement hereof, (iii) any rights to setoffs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, or any other Facility Document, notices of any renewal, extension or modification of the Guaranteed Obligations or any Facility Document, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 3 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
Section 8.    Subrogation; Subordination.
The Indemnitor hereby agrees that it will not exercise or assert any rights or claims which it may acquire against the Borrower or any other guarantor of all or part of the Guaranteed Obligations that arise from the existence, payment, performance or enforcement of its obligations hereunder (including, without limitation, any rights or claims of subrogation, reimbursement or contribution), until the Termination Date. If any amount shall be paid to the Indemnitor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent for the ratable benefit of the Lenders to be credited and applied against the Guaranteed Obligations and all other amounts payable under Section 1(a)(ii), whether matured or unmatured, in such order as the Administrative Agent may determine. Any Indebtedness of the Borrower now or hereafter held by the Indemnitor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Indemnitor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of the Lenders and shall forthwith be paid over to the Administrative Agent for the benefit of the Lenders to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Indemnitor under any other provision hereof.
Section 9.    Representations and Warranties.
    (a)    The Indemnitor has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Indemnity.
    (b)    In addition to and without limitation of any of the foregoing, this Indemnity shall be deemed to be a Facility Document.
Section 10.    Intentionally Omitted.
Section 11.    Right of Setoff.
In addition to and not in limitation of all rights of offset that the Administrative Agent and each Lender or any of their respective Affiliates may have under applicable law, and whether or not the Administrative Agent or any Lender has made any demand or the obligations of the Indemnitor have matured, the Administrative Agent and each Lender shall have the right to set off and apply any and all deposits (general or special, time or demand, provisional or final, or any other type) at any time held and any other Indebtedness at any time owing by the Administrative Agent or any Lender to or for the credit or the account of the Indemnitor against any and all of the Guaranteed Obligations then due and payable hereunder. If the Administrative Agent or any Lender exercises any of its rights under this Section 11, the Administrative Agent or such Lender, as the case may be, shall provide notice to the Indemnitor of such exercise, provided that the failure to give such notice shall not affect the validity of the exercise of such rights.
Section 12.    Termination Survival of Provisions.
All payment obligations, covenants, representations, warranties and waivers and indemnities made by the Indemnitor under this Indemnity shall terminate on the earlier of the date upon which (a) all Guaranteed Obligations are performed and paid in full in cash, and (b) the Facility Documents are terminated and the Obligations (other than indemnity obligations under the Facility Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) have been fully performed and paid in full in cash (such date, the “Termination Date”), provided, that, to the extent that the Administrative Agent has made a claim hereunder prior to the Termination Date, the Termination Date solely with respect to such claim shall be extended until such claim has been resolved (i) to the satisfaction of the Administrative Agent or (ii) by a court of competent jurisdiction on a final and non-appealable basis. Notwithstanding anything to the contrary contained herein, in the event any payment made to or other amount or value received by the Administrative Agent with respect to the Obligations or Guaranteed Obligations is voided, rescinded or set aside, or must otherwise be returned or repaid by the Administrative Agent, whether in any bankruptcy, reorganization, insolvency or similar proceeding involving the Borrower, Indemnitor or otherwise, the Guaranteed Obligations shall be reinstated (without any further action by any party) and shall be enforceable against Indemnitor and its respective successors or assigns.
Section 13.    Notices.
All notices and other communications hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, by hand delivery, or by telecopier followed by a hard copy sent by regular mail, if to the Administrative Agent, then to Citibank, N.A., 1 Penns Way, Ops 2 Floor 2, New Castle, DE 19720, E-mail: conduitoperations@citi.com, Attention: Citi Global Loans / Conduit, with a copy to Citibank, N.A., 388 Greenwich Street, 6th Floor Trading, New York, NY 10013, E-mail: CitiABSLendingNotices@citi.com, Attention: Citi Global ABS Financing & Securitization, and if to the Indemnitor, then to ACV Auctions Inc., 640 Ellicott Street, Buffalo, NY 14203, Telecopy: (716) 845-7531, E-mail: mmohr@acvauctions.com, Attention: Michael Mohr, with a copy to notices@acvauctions.com, or, in each case, to such other address as the Indemnitor or the Administrative Agent may specify to the other party in the manner required hereunder. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service or by hand delivery, when received at the above-stated addresses or when delivery is refused, (iii) if sent by telecopier transmission, when such transmission is confirmed or (iv) if sent by e-mail, upon confirmation of receipt by return e-mail.
Section 14.    Amendments, Waivers and Consents.
No amendment or waiver of any provision of this Indemnity, or consent to any departure by the Indemnitor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and, in the case of an amendment, the Indemnitor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 15.    Delays; Partial Exercise of Remedies.
No delay or omission of the Administrative Agent to exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by the Administrative Agent of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.
Section 16.    Electronic Signatures.
This Indemnity may be electronically signed, any digital or electronic signatures (including Portable Document Format (PDF), facsimile or electronically imaged signatures provided by DocuSign or similar service) appearing on this Indemnity or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and delivery of any such electronic signature to, or a signed copy of, this

Indemnity and such other documents may be made by facsimile, email or other electronic transmission. Delivery of an executed counterpart of a signature page of this Indemnity in a PDF shall be effective as delivery of a manually executed original counterpart of this Indemnity. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Indemnity hereto shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 17.    Severability.
In case any provision in or obligation under this Indemnity shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 18.    Interpretation.
To the extent a term or provision of this Indemnity conflicts with the Credit Agreement and is not addressed herein with more specificity, the Credit Agreement shall control with respect to the subject matter of such term or provision.
Section 19.    Continuing Guaranty; Assignments of Guaranteed Debt.
This Indemnity is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon the Indemnitor and its successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to its own benefit and to its successors and assigns. Without limiting the generality of the foregoing clause (c), the Administrative Agent may, in accordance with the terms of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any successor agent, and such successor agent shall thereupon become vested with all the benefits in respect hereof granted to the Administrative Agent herein or otherwise, in each case as provided in the Credit Agreement.
Section 20.    Reinstatement.
To the extent permitted by law, this Indemnity shall continue to be effective or be reinstated if at any time any amount received by the Administrative Agent or any Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or such Lender upon the occurrence or during the pendency of any bankruptcy, reorganization or other similar proceeding applicable to the Indemnitor, or upon or during the occurrence of any dissolution, liquidation or winding up of the Indemnitor, all as though such amount had not been received.
Section 21.    Bankruptcy, Etc.
    (a)    The obligations of the Indemnitor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or any other indemnitor or by any defense which the Borrower or any other indemnitor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.
    (b)    The Indemnitor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Indemnitor and the Lenders that the Guaranteed Obligations which are guaranteed by the Indemnitor pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guaranteed Obligations. The Indemnitor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.
Section 22.    Financial Condition of the Borrower.
Any Advance may be made to the Borrower or continued from time to time, without notice to or authorization from the Indemnitor regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Neither the Administrative Agent nor any Lender shall have any obligation to disclose or discuss with the Indemnitor its assessment, or the Indemnitor’s assessment, of the financial condition of the Borrower. The Indemnitor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of any the Borrower and its ability to perform their respective obligations under the Facility Documents, and the Indemnitor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. The Indemnitor hereby waives and relinquishes any duty on the part of the Administrative Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by the Administrative Agent or any Lender.
Section 23.    Entire Agreement; Successors and Assigns; Joint and Several.
This Indemnity constitutes the entire agreement between the parties hereto, supersedes any prior written and verbal agreements between them, and shall bind and benefit the parties hereto and their respective successors and permitted assigns. If Indemnitor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.
Section 24.    Governing Law.
The validity, interpretation and enforcement of this Agreement and the other Facility Documents and any dispute arising out of or in connection with this Agreement or any of the other Facility Documents, whether sounding in contract, tort, equity or otherwise, shall be governed by the internal laws (as opposed to the conflicts of law provisions other than Section 5-1401 of the New York General Obligations Law) and decisions of the State of New York.
Section 25.    Submission to Jurisdiction.
All disputes between or among the Indemnitor, the Administrative Agent and the Lenders, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in New York, New York, and the courts to which an appeal therefrom may be taken; provided, however, that the Administrative Agent shall have the right, to the extent permitted by applicable law, to proceed against the Indemnitor or its property in (a) any courts of competent jurisdiction and venue and (b) any location selected by the Administrative Agent to enable the Administrative Agent to realize on such property, or to enforce a judgment or other court order in favor of the Administrative Agent. The Indemnitor agrees that it will not assert any permissive counterclaims, setoffs or cross-claims in any proceeding brought by the Administrative Agent. The Indemnitor waives any objection that it may have to the location of the court in which the Administrative Agent has commenced a proceeding, including, without limitation, any objection to the laying of venue or based on forum non conveniens. By execution and delivery of each Facility Document to which it is a party, the Indemnitor (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, and (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 11.02 of the Credit Agreement.
Section 26.    Jury Trial.
The Indemnitor (and, by its receipt hereof, the Administrative Agent) hereby waives to the fullest extent permitted by law any right to a trial by jury in any action or proceeding based upon, arising out of, or in any way relating to (i) this Indemnity or (ii) any conduct, acts or omissions of the Indemnitor, the Administrative Agent, any Lender or any of their respective directors, officers, employees, agents, attorneys or other affiliates, in each case whether sounding in contract, tort, equity or otherwise.

Section 27.    Limitation of Liability.
Neither the Administrative Agent nor any Lender shall have any liability to the Indemnitor (whether sounding in tort, contract, or otherwise) for losses suffered by the Indemnitor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Indemnity, or any act, omission or event occurring in connection therewith, unless it is determined by a final and non-appealable judgment or court order binding on the Administrative Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct of the Administrative Agent or such Lender. The Indemnitor hereby waives all future claims against the Administrative Agent and each Lender for special, indirect, consequential or punitive damages.
Section 28.    Counterparts.
This Indemnity may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Indemnity.
[Signature Page Follows]

In Witness Whereof, the Indemnitor has caused this Limited Indemnity to be executed by its proper and duly authorized officer as of the date first set forth above.
ACV Auctions Inc., a corporation organized under the laws of Delaware
By:
Name:
Title:

[Signature Page to Limited Indemnity Agreement]